Supplement dated December 14, 2006

to the Prospectus for John Hancock Trust

Dated April 28, 2006

(76 fund prospectus)

Strategic Opportunities Trust

At the December 12-13, 2006 Board of Trustees meeting, the Board approved the following changes relating to the Strategic Opportunities Trust:

1. Changing the subadviser for the Strategic Opportunities Trust from Fidelity Management & Research Company to UBS Global Asset Management (Americas) Inc., effective as of the time of the net asset value is determined on December 18, 2006.

2. Effective December 19, 2006, the advisory fee for the Strategic Opportunities Trust is decreasing from .800% (as an annual percentage of the current value of the net assets of the portfolio) to the rates set forth below:

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets*
Strategic Opportunities Trust	0.780%	0.730%	0.680%	0.650%

*Aggregate Net Assets include the net assets of the Large Cap Trust and the Strategic Opportunities Trust, each a series of John Hancock Trust, and the Large Cap Fund, a series of John Hancock Funds II.

3. An Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Strategic Opportunities Trust will be combined into the Large Cap Trust. The Plan requires the approval of the shareholders of the Strategic Opportunities Trust, and a shareholders meeting to approve the Plan has been scheduled for April 12, 2007. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on or about April 27, 2007.

Subadviser and Portfolio Managers

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

John C. Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Strategic Opportunties Trust. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each fund’s portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research — North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

The Statement of Additional Information provides additional information about the compensation, and any other accounts managed by Messrs. Leonard, Cole, Digenan and Hazen.

0506: 1315642

Supplement dated December 14, 2006

to the Prospectus for John Hancock Trust

Dated April 28, 2006

(43 fund prospectus)

Small Cap Growth Trust

The investment policies of the Small Cap Growth Trust have been amended to permit the fund to invest up to 20% of its net assets in foreign securities (with no more than 5% in emerging market securities).

Small Cap Value Trust

The investment policies of the Small Cap Value Trust have been amended to permit the fund to invest up to 15% of its net assets in foreign securities (with no more than 5% in emerging market securities).

0506: 130354